SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): September 30, 2002

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-30048	93-1225376
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1840 Gateway Drive San Mateo, California	94404
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

N/A

(Former name, former address, and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures
Exhibit 99.1

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1   Monthly Servicer’s Reports dated September 30, 2002

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 2002-LJ-1 OWNER TRUST
BY:	BAY VIEW SECURITIZATION CORPORATION
ORIGINATOR OF TRUST

Dated: October 15, 2002	By:	/s/ Lisa Staab

Lisa Staab AVP, Assistant Controller